As filed with the Securities and Exchange Commission on January 8, 2004
Registration No. 333-111479

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1 TO

Form S-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Jacuzzi Brands, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	3430	22-3568449
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

		Primary
		Standard
		Industrial	I.R.S.
		Classification	Employer
Exact Name of Guarantor Registrants as Specified in	State of	Code	Identification
Their Respective Charters	Formation	Number	Number

Asteria Company (f/k/a Elite Bath Company)	CA	9995	22-3642602
BathCraft, Inc.	GA	3430	58-2375506
Baylis Brothers Inc.	DE	9995	31-1111753
Bruckner Manufacturing Corp. (f/k/a Farberware Inc.)	DE	9995	51-0305223
Carlsbad Corp. (f/k/a Odyssey Sports, Inc.)	CA	9995	33-0427830
Compax Corp.	NY	9995	13-1958908
Eljer Industries, Inc.	DE	3430	75-2270874
Eljer Plumbingware, Inc.	DE	3430	36-3114796
Environmental Energy Company	CA	9995	93-0998392
Gary Concrete Products, Inc.	GA	9995	58-1985364
Gatsby Spas, Inc.	FL	3430	59-3576883
HL Capital Corp.	CA	9995	95-4168463
Jacuzzi Inc.	DE	3430	68-0414923
Jacuzzi Whirlpool Bath, Inc.	CA	3430	94-1455536
JBI Holdings, Limited	UK	9995	00-0000000
JUSI Holdings, Inc.	DE	9995	22-3364074
KLI, Inc. (f/k/a Keller Ladders, Inc.)	DE	3089	22-3450761
Krikles Canada U.S.A., Inc. (f/k/a Selkirk Canada U.S.A., Inc.)	DE	3430	75-2438221
Krikles Europe U.S.A., Inc. (f/k/a Selkirk Europe U.S.A., Inc.)	DE	3430	75-2438219
Krikles, Inc. (f/k/a Selkirk, Inc.)	DE	3430	75-2740962
Lokelani Development Corporation	DE	9995	22-3216485
Luxor Industries Inc.	DE	9995	00-0000000
Maili Kai Land Development Corporation	DE	9995	51-0330093
Mobilite, Inc.	NY	9995	11-2042911
Nissen Universal Holdings Inc.	DE	9995	51-0305228
Outdoor Products LLC	DE	9995	13-4104461
PH Property Development Company	DE	6500	22-2909608
PLC Realty Inc. (f/k/a Prescolite Lite Controls, Inc.)	TX	6500	942965045
Redmont, Inc.	MS	3430	62-1675097
Rexair Holdings, Inc.	DE	9995	51-0305292
Rexair, Inc.	DE	3635	23-1746132
Sanitary — Dash Manufacturing Co., Inc.	CT	9995	06-0734926
SH 1 Inc.	DE	9995	00-0000000
Strategic Capital Management, Inc.	DE	9995	22-3657599
Strategic Membership Company	DE	9995	22-3820978
Streamwood Corporation (f/k/a Quantum Performance Films, Inc.)	DE	9995	36-4017039
Sundance Spas, Inc.	CA	3430	33-0803841
TA Liquidation Corp. (f/k/a Tommy Armour Golf Company)	DE	9995	51-0305225
Trimfoot Co.	DE	9995	22-2335405
TT Liquidation Corp.	NY	9995	13-5443550
UGE Liquidation Inc. (f/k/a W.K. 25, Inc.)	DE	9995	22-2209007
USI American Holdings, Inc.	DE	9995	22-3363062
USI Atlantic Corp.	DE	9995	22-3369326
USI Capital, Inc.	DE	9995	22-3364064
USI Funding, Inc.	DE	9995	22-3364066
USI Global Corp.	DE	9995	22-3637049
USI Properties, Inc.	DE	6500	25-1521372
USI Realty Corp.	DE	6500	22-3370746
Zurco, Inc.	DE	9995	51-0338798
Zurn (Cayman Islands), Inc.	DE	9995	25-1782107
Zurn Constructors, Inc. (f/k/a Advanco Constructors, Inc.)	CA	9995	95-3700653
Zurn EPC Services, Inc. (f/k/a National Energy Production Corporation)	WA	9995	91-1091148
Zurn Industries, Inc.	PA	3430	25-1040754
Zurn PEX, Inc. (f/k/a United States Brass Corporation)	DE	3430	75-1248298
Zurnacq of California, Inc.	CA	9995	94-3125330
(continued on next page)

777 S. Flagler Drive, Suite 1100–West

West Palm Beach, FL 33401
(561) 514-3838
(Address, Including Zip Code, and Telephone Number
Including Area Code, of Registrant’s Principal Executive Offices)

Steven C. Barre

Senior Vice President, General Counsel
and Secretary
Jacuzzi Brands, Inc.
777 S. Flagler Drive, Suite 1100–West
West Palm Beach, FL 33401
(561) 514-3838
(Name, Address, Including Zip Code, and Telephone Number,
Including Area Code, of Agent For Service)

Copies to:

Richard D. Truesdell, Jr.

Davis Polk & Wardwell
450 Lexington Avenue
New York, New York 10017
(212) 450-4000

     Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

     If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box:    ☐

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

CALCULATION OF REGISTRATION FEE

		Proposed Maximum	Proposed Maximum
Title Of Each Class	Amount To Be	Offering Price Per	Aggregate	Amount Of
Of Securities To Be Registered	Registered	Unit(1)	Offering Price(1)	Registration Fee

9 5/8% Senior Secured Notes	$380,000,000	100%	$380,000,000	$30,742(2)

Guarantees of the 9 5/8% Senior Secured Notes by subsidiaries of Jacuzzi Brands, Inc.(3)	(3)	(3)	(3)	(3)

(1)	Estimated solely for the purpose of calculating the amount of the registration fee.

(2)	Pursuant to Rule 457(p) of the Securities Act, $166,800 previously paid in connection with the August 4, 1999 filing by the registrant on Form S-3 under Registration Statement No. 333-84461 is offset against the filing fee.

(3)	The direct and indirect subsidiaries of Jacuzzi Brands, Inc. named above are Co-Registrants, each of which was formed in the state and has I.R.S. Employer Identification Number indicated above. Pursuant to Rule 457(f), no separate consideration will be paid in respect of these guarantees.

     The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

      Jacuzzi Brands, Inc. (the “Company”) is filing Amendment No. 1 to its registration statement on Form S-4, Registration No. 333-111479 (the “Registration Statement”), to register the guarantees of the 9 5/8% Senior Secured Notes by certain direct and indirect subsidiaries of the Company. Such subsidiaries are also being added as Co-Registrants and other related changes are being made to Part II of the Registration Statement. The prospectus that forms a part of the Registration Statement is not included herewith since no changes are being made to it.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20.     Indemnification of Directors and Officers

      Section 145 of the Delaware General Corporation Law provides that a corporation may indemnify directors and officers as well as other employees and individuals against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any threatened, pending or completed actions, suits or proceedings in which such person is made a party by reason of such person being or having been a director, officer, employee or agent to Jacuzzi Brands, Inc. The Delaware General Corporation Law provides that Section 145 is not exclusive of other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise. Section 1 of Article XIV of Jacuzzi Brands, Inc.’s Amended and Restated Bylaws provides for indemnification by Jacuzzi Brands, Inc. of its directors, officers and employees to the fullest extent permitted by the Delaware General Corporation Law.

      Section 102(b)(7) of the Delaware General Corporation Law permits a corporation to provide in its certificate of incorporation that a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for any breach of the director’s duty of loyalty to the corporation or its stockholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, for unlawful payments of dividends or unlawful stock repurchases, redemptions or other distributions, or for any transaction from which the director derived an improper personal benefit. Jacuzzi Brands, Inc.’s Certificate of Incorporation provides for such limitation of liability.

      Jacuzzi Brands, Inc. maintains standard policies of insurance under which coverage is provided to its directors and officers against loss rising from claims made by reason of breach of duty or other wrongful act, and to Jacuzzi Brands, Inc. with respect to payments which may be made by Jacuzzi Brands, Inc. to such officers and directors pursuant to the above indemnification provision or otherwise as a matter of law.

      The registration rights agreement filed as Exhibit 10.40 to this Registration Statement provides for indemnification of directors and officers of Jacuzzi Brands, Inc. by the initial purchasers against certain liabilities.

Item 21.     Exhibits and Financial Statement Schedules

Exhibit No.	Document

3.1(a)	Form of Amended and Restated Certificate of Incorporation (filed as part of our Registration Statement No. 333-47101 on Form S-4 (the “1998 S-4”), as Appendix B-1 to the Joint Proxy Statement/Prospectus (the “Merger Proxy”) included therein)*
3.1(b)	Form of Certificate of Designations of Series A Junior Preferred Stock (filed as Exhibit (c) within the Rights Agreement filed as Exhibit (4) to our Report on Form 8-K filed October 16, 1998)*
3.2	Amended and Restated By-laws of our company (filed as Exhibit 3(ii) to the Form 10-Q filed Feb 16, 1999)*
4.1	Specimen form of certificate representing shares of Common Stock of U.S. Industries, Inc. (filed as Exhibit 4.1 to the Form 10 filed April 20, 1995 (the “Form 10”)*
4.2	Indenture dated July 15, 2003, between the Company as Issuer and Wilmington Trust Company as Trustee (filed as Exhibit 4.1 to our Report on Form 10-Q filed on August 12, 2003)*
4.3	Supplemental indenture dated as of October 16, 2003 among JBI Holdings Limited, the Subsidiary Guarantors and Wilmington Trust Company (filed as Exhibit 10.58 to the Form 10-K filed December 19, 2003)*
5	Opinion of Davis Polk & Wardwell with respect to the new notes and the guarantees

Exhibit No.	Document

10.1	Subscription Agreement, dated May 31, 1995, between Hanson PLC and USI Atlantic (filed as Exhibit 10.10 to the 1995 10-K)*
10.2	Tax Sharing and Indemnification Agreement, dated May 30, 1995, among HM Anglo-American Ltd., HM Holdings, Inc., Endicott Johnson Corporation, Kidde Industries, Inc., HMB Holdings Inc., Kaiser Cement Corporation, Spartus Corporation, USI Atlantic and USIAH (filed as Exhibit 10.14 to the 1995 10-K)*
10.3	Tax Sharing and Indemnification Agreement, dated May 30, 1995, among HM Anglo-American Ltd., Quantum Chemical Corporation, Endicott Johnson Corporation, Spartus Corporation, USI Atlantic and USIAH (filed as Exhibit 10.15 to the 1995 10-K)*
10.4	Amended and Restated Securities Purchase Agreement, dated as of March 24, 2000, by and among U.S. Industries, Inc., JUSI Holdings, Inc., Strategic Industries, LLC and Automotive Interior Products LLC (filed as Exhibit 10.1 to our Report on Form 8-K filed April 10, 2000)*
10.5	Indemnification Agreement, dated as of March 24, 2000, by and among Strategic Industries, LLC, U.S. Industries, Inc. and JUSI Holdings, Inc. (filed as Exhibit 10.2 to our Report on Form 8-K filed April 10, 2000)*
10.6	Amended and Restated Subscription Agreement, dated as of March 24, 2000, by and among U.S. Industries, Inc., JUSI Holdings, Inc., Strategic Industries, LLC, Strategic Industries, Inc. and Automotive Interior Products LLC (filed as Exhibit 10.3 to our Report on Form 8-K filed April 10, 2000)*
10.7	Rexair Indemnification Agreement, dated as of March 24, 2000, by and among U.S. Industries, Inc., JUSI Holdings, Inc., Strategic Industries, LLC and Strategic Industries, Inc. (filed as Exhibit 10.4 to our Report on Form 8-K filed April 10, 2000)*
10.8	Amendment and Waiver dated as of February 16, 2001, by and among U.S. Industries, Inc., USI Global Corp., USI American Holdings, Inc., USI Atlantic Corp., Bank of America Securities, LLC, Bank of America Securities, LLC, Bank of America, N.A. and the several banks, financial institutions and other institutional lenders named therein (filed as Exhibit 10.1 to our Report on Form 10-Q filed May 15, 2001)*
10.9	Amendment dated as of February 16, 2001, by and among U.S. Industries, Inc., USI Global Corp., USI American Holdings, Inc., USI Atlantic Corp. and Bank of America, N.A. (filed as Exhibit 10.2 to our Report on Form 10-Q filed May 15, 2001)*
10.10(a)	Employment Agreement dated February 22, 1995 between our company and David H. Clarke (filed as Exhibit 10.9 to the Form 10)*
10.10(b)	First Amendment, dated June 12, 1995, to the Employment Agreement dated February 22, 1995 between our company and David H. Clarke (filed as Exhibit 10.19(b) to the 1995 10-K)*
10.11(a)	Restated Employment Agreement dated June 17, 1998 between our company and Dorothy E. Sander (filed as Exhibit 10.8 to the 1998 10-K)*
10.11(b)	Amendment dated September 1, 1999 to the Employment Agreement between our company and Dorothy E. Sander (filed as Exhibit 10.17(b) to the Form 10-K filed December 24, 2002)*
10.12(a)	Employment Agreement by and between our company and Allan D. Weingarten, dated as of January 23, 2001 (filed as Exhibit 10.8 to the 10-Q filed May 15, 2001)*
10.12(b)	Amendment dated June 5, 2002 to the Employment Agreement between our company and Allan D. Weingarten (filed as Exhibit 10.18(b) to the Form 10-K filed December 24, 2002)*
10.13(a)	Employment Agreement by and between our company and Francisco V Puñal, dated as of December 15, 2000 (filed as Exhibit 10.9 to the 10-Q filed May 15, 2001)*
10.13(b)	Amendment dated May 1, 2001 to the Employment Agreement between our company and Francisco V. Puñal (filed as Exhibit 10.19(b) to the Form 10-K filed December 24, 2002)*

Exhibit No.	Document

10.14	Letter Agreement dated July 23, 2001 by and between our company and James O’Leary amending the Restated Employment Agreement dated September 1, 1999 (filed as Exhibit 10.1 to the Form 10-Q filed August 17, 2001)*
10.15	Amended U.S. Industries, Inc. Stock Option Plan, as restated June 11, 1998 (filed as Exhibit 10.9 to the 1998 10-K)*
10.16	U.S. Industries, Inc. Supplemental Retirement Plan (filed as Exhibit 10.14 to the Form 10)*
10.17	U.S. Industries, Inc. Restricted Stock Plan, as restated June 11, 1998 (filed as Exhibit 10.11 to the 1998 10-K)*
10.18	U.S. Industries, Inc. Long-Term Incentive Plan (filed as Exhibit 10.15 to the Form 10)*
10.19	Agreement and Plan of Merger, dated February 16, 1998, among U.S. Industries, Inc., USI Atlantic, Zurn Industries, Inc. and certain other parties named therein (included as Appendix A-1 to the Merger Proxy)*
10.20	Rights Agreement dated as of October 15, 1998 between our company and the Chase Manhattan Bank, as Rights Agent (filed as Exhibit (4) to our Report on Form 8-K filed October 16, 1998)*
10.21	Employment Agreement, dated January 2, 2001 between our company and Alan Schutzman (filed as Exhibit 10.31 to the 2001 10-K)*
10.22	First Amendment, dated September 11, 2001 to the Employment Agreement dated January 2, 2001 between our company and Alan Schutzman (filed as Exhibit 10.32 to the 2001 10-K)*
10.23	Stock and Asset Purchase Agreement dated as of December 21, 2001, by and among JUSI Holdings, Inc., Spear & Jackson Plc, USI Global Corp., USI Canda Inc., U.S. Industries, Inc. and ATT Acquisition Co. (filed as Exhibit 10.33 to the 2001 10-K)*
10.24(a)	Employment Agreement, March 31, 2000, of Steven C. Barre (filed as Exhibit 10.12(a) to the 2000 10-K)*
10.24(b)	Letter Agreement, dated November 3, 2000 between our company and Steven C. Barre (filed as Exhibit 10.12(b) to the 2000 10-K)*
10.24(c)	First Amendment, dated September 11, 2001, to the Employment Agreement dated March 31, 2001 between our company and Steven C. Barre (filed as Exhibit 10.34(c) to the 2001 10-K)*
10.25	Amendment No. 1 to the Stock and Asset Purchase Agreement dated as of January 14, 2002 among JUSI Holdings, Inc., Spear & Jackson plc, USI Global Corp., USI Canada Inc., U.S. Industries, Inc. and ATT Acquisition Co (filed as Exhibit 2.2 of our Report on Form 8-K filed on January 18, 2002)*
10.26	Securities Purchase Agreement dated as of January 15, 2002 among U.S. Industries, Inc., JUSI Holdings, Inc., USI Global Corp., Strategic Industries, Inc., Strategic Finance Company, as agent, Strategic Finance, LLC, as agent, and other parties listed on the signature pages thereto (filed as Exhibit 2.3 of our Report on Form 8-K filed on January 18, 2002)*
10.27	Securities Purchase Agreement dated as of January 15, 2002 among U.S. Industries, Inc., Strategic Membership Company and Citicorp Venture Capital Equity Partners, L.P. (filed as Exhibit 2.4 of our Report on Form 8-K filed on January 18, 2002)*
10.28	Stock and Asset Purchase Agreement dated as of March 19, 2002 among U.S. Industries, Inc., JUSI Holdings, Inc., USI Canada Inc. and Hubbell Incorporated (filed as Exhibit 2.1 of our Report on Form 8-K filed on May 10, 2002)*
10.29	Amendment No. 1 to Stock and Asset Purchase Agreement dated as of April 26, 2002 among JUSI Holdings, Inc. and Hubbell Incorporated (filed as Exhibit 2.2 of our Report on Form 8-K filed on May 10, 2002)*
10.30	Escrow Agreement dated as of April 26, 2002 among U.S. Industries, Inc., JUSI Holdings, Inc. and Hubbell Incorporated (filed as Exhibit 2.3 of our Report on Form 8-K filed on May 10, 2002)*

Exhibit No.	Document

10.31	Tax Sharing and Indemnification Agreement effective as of March 19, 2002 among U.S. Industries, Inc., JUSI Holdings, Inc., USI Canada Inc. and Hubbell Incorporated (filed as Exhibit 2.4 of our Report on Form 8-K filed on May 10, 2002)*
10.32	Termination Agreement and General Release dated May 10, 2002 by and between our company and James O’Leary (filed as Exhibit 10.1 to our 10-Q filed August 13, 2002)*
10.33	Amendment dated June 5, 2002 to the employment agreement dated as of January 23, 2001 by and between U.S. Industries, Inc. and Allan D. Weingarten (filed as Exhibit 10.2 to our 10-Q filed August 13, 2002)*
10.34	Stock and Asset Purchase Agreement dated as of May 17, 2002 by and among U.S. Industries, Inc., Eljer Plumbingware, Inc., Selkirk, Inc., Selkirk Canada U.S.A., Inc., Selkirk Canada, Inc., Selkirk Acquisition Partners, L.P. and Tinicum Capital Partners, L.P (filed as Exhibit 10.4 to our 10-Q filed August 13, 2002)*
10.35(a)	Share Purchase Agreement dated as of August 2, 2002 among JUSI Holdings, Inc., U.S. Industries, Inc. and SiTeco Beteiligungs GmbH & Co KG (filed as Exhibit 2.1 to our Report on Form 8-K filed on October 24, 2002)*
10.35(b)	Amendment Agreement dated as of August 2, 2002 among JUSI Holdings, Inc., U.S. Industries, Inc. and SiTeco Beteilingungs GmbH & Co KG (filed as Exhibit 2.2 to our Report on Form 8-K filed on October 24, 2002)*
10.36(a)	Stock Purchase Agreement dated as of August 23, 2002 among USI Mayfair Limited and MegaPro Tools, Inc. and S and J Acquisition Corp. (filed as Exhibit 10.47(a) to the Form 10-K filed December 24, 2002)*
10.36(b)	Stockholders Agreement dated as of September 6, 2002 among MegaPro Tools, Inc. and the stockholders party thereto (filed as Exhibit 10.47(b) to the Form 10-K filed December 24, 2002)*
10.37	Standstill Agreement dated as of December 5, 2002 between U.S. Industries, Inc., and Southeastern Asset Management, Inc. Subsidiaries of U.S. Industries, Inc. (filed as Exhibit 10.48 to the Form 10-K filed December 24, 2002)*
10.38	Standstill Agreement dated as of December 5, 2002 between U.S. Industries, Inc. and Southeastern Asset Management, Inc. (filed as Exhibit 10.48 to the Form 10K filed December 24, 2002)*
10.39	Agreement and General Release dated February 21, 2003 by and between the Company and Dorothy E. Sander (filed as Exhibit 10.1 to the Form 10Q filed May 7, 2003)*
10.40	Registration Rights Agreement, dated July 15, 2003, among the Company, and Credit Suisse First Boston LLC, Fleet Securities, Inc., Banc One Capital Markets, Inc. and Jefferies & Company, Inc (filed as Exhibit 10.1 to the Form 10Q filed August 12, 2003)*
10.41	Loan and Security Agreement dated July 15, 2003, among the Company and other subsidiaries of the Company as party thereto as Loan Parties, Fleet Capital Corporation, Fleet Securities, Inc., Credit Suisse First Boston, Bank One, NA and Silver Point Finance LLC (filed as Exhibit 10.2 to the Form 10Q filed August 12, 2003)*
10.42	Guaranty Agreement, dated July 15, 2003, among the Company and other subsidiaries of the Company as party thereto as Guarantors, Fleet Capital Corporation and Various Banks named therein (filed as Exhibit 10.3 to the Form 10Q filed August 12, 2003)*
10.43	Pledge Agreement, dated July 15, 2003, among the Company and other subsidiaries of the Company as party thereto as Pledgors, Fleet Capital Corporation and Various Banks named therein (filed as Exhibit 10.4 to the Form 10Q filed August 12, 2003)*
10.44	Intercreditor Agreement, dated July 15, 2003, by and among the Company and other subsidiaries of the Company as party thereto, Fleet Capital Corporation and Various Banks named therein and Wilmington Trust Company (filed as Exhibit 10.5 to the Form 10Q filed August 12, 2003)*
10.45	Class A Collateral Agreement, dated July 15, 2003, among the Company and other subsidiaries of the Company as party thereto as Grantors and Wilmington Trust Company as Collateral Agent (filed as Exhibit 10.6 to the Form 10Q filed August 12, 2003)*

Exhibit No.	Document

10.46	Class B Collateral Agreement, dated July 15, 2003, among the Company and other subsidiaries of the Company as party thereto as Grantors and Wilmington Trust Company as Collateral Agent (filed as Exhibit 10.7 to the Form 10Q filed August 12, 2003)*
10.47	Class B Pledge Agreement, dated July 15, 2003, among the Company and other subsidiaries of the Company as party thereto as Pledgors and Wilmington Trust Company as Collateral Agent (filed as Exhibit 10.8 to the Form 10Q filed August 12, 2003)*
10.48	Collateral Agency Agreement, dated July 15, 2003, among the Company and other subsidiaries of the Company as party thereto, the Representatives and Unrepresented Holders as party thereto and Wilmington Trust Company, as Trustee and as Collateral Agent (filed as Exhibit 10.9 to the Form 10Q filed August 12, 2003)*
10.49	Employment Agreement by and between the Company and Donald C. Devine dated April 21, 2003 (filed as Exhibit 10.10 to the Form 10Q filed August 12, 2003)*
10.50	Employment Agreement by and between the Company and Jeffrey B. Park dated April 21, 2003 (filed as Exhibit 10.11 to the Form 10Q filed August 12, 2003)*
10.51	Charge over Shares Agreement between Jacuzzi Brands, Inc. and Fleet Capital Corporation dated Oct. 16, 2003 (filed as Exhibit 10.51 to the Form 10-K filed December 19, 2003)*
10.52	Charge over Shares Agreement between Jacuzzi Brands, Inc. and Wilmington Trust Company dated Oct. 16. 2003 (filed as Exhibit 10.52 to the Form 10-K filed December 19, 2003)*
10.53	First Amendment to Loan and Security Agreement among Jacuzzi Brands, Inc., the other borrowers named on the signature page thereto, Fleet Capital Corporation, Silver Point Finance LLC, the Revolving Credit Lenders named therein, and the Term Loan B Lenders named therein dated Oct. 10, 2003 (filed as Exhibit 10.53 to the Form 10-K filed December 19, 2003)*
10.54	Supplement and First Amendment to Pledge Agreement among JBI Holdings Limited, the Pledgors party to the Pledge Agreement and Fleet Capital Corporation dated Oct. 16, 2003 (filed as Exhibit 10.54 to the Form 10-K filed December 19, 2003)*
10.55	Supplement to Guaranty and Guarantor Security Agreement between JBI Holdings Limited and Fleet Capital Corporation dated Oct. 16, 2003 (filed as Exhibit 10.55 to the Form 10-K filed December 19, 2003)*
10.56	Supplement and First Amendment to Class B Pledge Agreement among JBI Holdings Limited, the Pledgors party to the Class B Pledge Agreement and Wilmington Trust Company dated Oct. 16, 2003 (filed as Exhibit 10.56 to the Form 10-K filed December 19, 2003)*
10.57	Supplement to Class B Collateral Agreement among JBI Holdings Limited, the Grantors party to the Class B Collateral Agreement and Wilmington Trust Company dated Oct. 16, 2003 (filed as Exhibit 10.57 to the Form 10-K filed December 19, 2003)*
12.1	Computation of Ratio of Earnings to Fixed Charges**
21.1	Subsidiaries of the Company (filed as Exhibit 21.1 to the Form 10-K filed December 19, 2003)*
23.1	Consent of Independent Certified Public Accountants**
24.1	Power of Attorney for the various subsidiary guarantors
24.2	Power of Attorney for the various subsidiary guarantors
24.3	Power of Attorney for the various subsidiary guarantors
25.1	Statement of Eligibility of Wilmington Trust Company, as Trustee, on Form T-1.**
99.1	Form of Letter of Transmittal**
99.2	Form of Notice of Guaranteed Delivery**
99.3	Form of Letter to Clients**

Exhibit No.	Document

99.4	Form of Letter to Nominees**
99.5	Form of Instructions to Registered Holder and/or Book-Entry Transfer Participant from Owner**

*	Incorporated by reference

**	Filed previously

Item 22.     Undertakings

      (a) The undersigned hereby undertakes:

(1) To file during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in the volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      (b) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by one of our directors, officers or controlling persons in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      (c) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (d) The undersigned hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11 or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

      (e) The undersigned hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, Jacuzzi Brands, Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of West Palm Beach, State of Florida, on January 7, 2004.

JACUZZI BRANDS, INC.

By:	/s/ STEVEN C. BARRE

Name: Steven C. Barre

Title:	Senior Vice President, General Counsel and Secretary

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* David H. Clarke	Principal Executive Officer	January 7, 2004

* Jeffrey B. Park	Principal Financial Officer	January 7, 2004

* Francisco V. Puñal	Controller or Principal Accounting Officer	January 7, 2004

* Brian C. Beazer	Director	January 7, 2004

* William E. Butler	Director	January 7, 2004

* John J. McAtee, Jr.	Director	January 7, 2004

* Claudia E. Morf	Director	January 7, 2004

* The Honorable Charles H. Price, II	Director	January 7, 2004

* Sir Harry Solomon	Director	January 7, 2004

* Royall Victor III	Director	January 7, 2004

Signature	Title	Date

* Thomas B. Waldin	Director	January 7, 2004

* Robert R. Womack	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

ASTERIA COMPANY (F/K/A ELITE BATH COMPANY)

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Donald C. Devine	Principal Executive Officer	January 7, 2004

* Jeffrey B. Park	Principal Financial Officer	January 7, 2004

* Jeffrey B. Park	Principal Accounting Officer	January 7, 2004

* Donald C. Devine	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

BATHCRAFT, INC.

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Donald C. Devine	Principal Executive Officer	January 7, 2004

* Jeffrey B. Park	Principal Financial Officer	January 7, 2004

* Jeffrey B. Park	Principal Accounting Officer	January 7, 2004

* Donald C. Devine	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

BAYLIS BROTHERS INC.

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* William B. Demeritt	Principal Executive Officer	January 7, 2004

* William B. Demeritt	Principal Financial Officer	January 7, 2004

* Francisco V. Puñal	Principal Accounting Officer	January 7, 2004

* Steven C. Barre	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

BRUCKNER MANUFACTURING CORP.

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* William B. Demeritt	Principal Executive Officer	January 7, 2004

* William B. Demeritt	Principal Financial Officer	January 7, 2004

* Francisco V. Puñal	Principal Accounting Officer	January 7, 2004

* Steven C. Barre	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

CARLSBAD CORP.

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* William B. Demeritt	Principal Executive Officer	January 7, 2004

* William B. Demeritt	Principal Financial Officer	January 7, 2004

* Francisco V. Puñal	Principal Accounting Officer	January 7, 2004

* Steven C. Barre	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

COMPAX CORP.

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* William B. Demeritt	Principal Executive Officer	January 7, 2004

* William B. Demeritt	Principal Financial Officer	January 7, 2004

* Francisco V. Puñal	Principal Accounting Officer	January 7, 2004

* Steven C. Barre	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

ELJER INDUSTRIES, INC.

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Donald C. Devine	Principal Executive Officer	January 7, 2004

* Richard Rosselet	Principal Financial Officer	January 7, 2004

* Richard Rosselet	Principal Accounting Officer	January 7, 2004

* Donald C. Devine	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

ELJER PLUMBINGWARE, INC.

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Donald C. Devine	Principal Executive Officer	January 7, 2004

* Richard Rosselet	Principal Financial Officer	January 7, 2004

* Richard Rosselet	Principal Accounting Officer	January 7, 2004

* Donald C. Devine	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

ENVIRONMENTAL ENERGY COMPANY

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Edmund L. Krainski	Principal Executive Officer	January 7, 2004

* Edmund L. Krainski	Principal Financial Officer	January 7, 2004

* Edmund L. Krainski	Principal Accounting Officer	January 7, 2004

* Steven C. Barre	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

GARY CONCRETE PRODUCTS, INC

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Edmund L. Krainski	Principal Executive Officer	January 7, 2004

* Edmund L. Krainski	Principal Financial Officer	January 7, 2004

* Edmund L. Krainski	Principal Accounting Officer	January 7, 2004

* Edmund L. Krainski	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

GATSBY SPAS, INC.

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Donald C. Devine	Principal Executive Officer	January 7, 2004

* Jeffrey B. Park	Principal Financial Officer	January 7, 2004

* Jeffrey B. Park	Principal Accounting Officer	January 7, 2004

* Donald C. Devine	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

HL CAPITAL CORP.

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Edmund L. Krainski	Principal Executive Officer	January 7, 2004

* Edmund L. Krainski	Principal Financial Officer	January 7, 2004

* Edmund L. Krainski	Principal Accounting Officer	January 7, 2004

* Edmund L. Krainski	Director	January 7, 2004

* Jeffrey B. Park	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

JACUZZI INC.

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Donald C. Devine	Principal Executive Officer	January 7, 2004

* Jeffrey B. Park	Principal Financial Officer	January 7, 2004

* Jeffrey B. Park	Principal Accounting Officer	January 7, 2004

* Donald C. Devine	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

JACUZZI WHIRLPOOL BATH, INC.

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Donald C. Devine	Principal Executive Officer	January 7, 2004

* Jeffrey B. Park	Principal Financial Officer	January 7, 2004

* Jeffrey B. Park	Principal Accounting Officer	January 7, 2004

* Donald C. Devine	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

JBI HOLDINGS LIMITED

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Jeffrey B. Park	Principal Executive Officer	January 7, 2004

* Jeffrey B. Park	Principal Financial Officer	January 7, 2004

* Jeffrey B. Park	Principal Accounting Officer	January 7, 2004

* Steven C. Barre	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

JUSI HOLDINGS, INC.

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Patricia F. Genzel	Principal Executive Officer	January 7, 2004

* Patricia F. Genzel	Principal Financial Officer	January 7, 2004

* Patricia F. Genzel	Principal Accounting Officer	January 7, 2004

* Steven C. Barre	Director	January 7, 2004

* Patrick J. Donahue	Director	January 7, 2004

* Tammy S. Bishop	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

KLI, INC. (F/K/A KELLER LADDERS, INC.)

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* William B. Demeritt	Principal Executive Officer	January 7, 2004

* William B. Demeritt	Principal Financial Officer	January 7, 2004

* William B. Demeritt	Principal Accounting Officer	January 7, 2004

* Steven C. Barre	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

KRIKLES CANADA U.S.A., INC.

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Thomas L. Green	Principal Executive Officer	January 7, 2004

* Thomas L. Green	Principal Financial Officer	January 7, 2004

* Thomas L. Green	Principal Accounting Officer	January 7, 2004

* Steven C. Barre	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

KRIKLES EUROPE U.S.A., INC.

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Thomas L. Green	Principal Executive Officer	January 7, 2004

* Thomas L. Green	Principal Financial Officer	January 7, 2004

* Thomas L. Green	Principal Accounting Officer	January 7, 2004

* Steven C. Barre	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

KRIKLES, INC.

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Thomas L. Green	Principal Executive Officer	January 7, 2004

* Thomas L. Green	Principal Financial Officer	January 7, 2004

* Thomas L. Green	Principal Accounting Officer	January 7, 2004

* Steven C. Barre	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

LOKELANI DEVELOPMENT CORPORATION

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Thomas L. Green	Principal Executive Officer	January 7, 2004

* Thomas L. Green	Principal Financial Officer	January 7, 2004

* Thomas L. Green	Principal Accounting Officer	January 7, 2004

* Thomas L. Green	Director	January 7, 2004

* Jeffrey B. Park	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

LUXOR INDUSTRIES INC.

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* William B. Demeritt	Principal Executive Officer	January 7, 2004

* William B. Demeritt	Principal Financial Officer	January 7, 2004

* Francisco V. Puñal	Principal Accounting Officer	January 7, 2004

* Steven C. Barre	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

MAILI KAI LAND DEVELOPMENT CORPORATION

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Thomas L. Green	Principal Executive Officer	January 7, 2004

* Thomas L. Green	Principal Financial Officer	January 7, 2004

* Thomas L. Green	Principal Accounting Officer	January 7, 2004

* Thomas L. Green	Director	January 7, 2004

* Jeffrey B. Park	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

MOBILITE, INC.

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* William B. Demeritt	Principal Executive Officer	January 7, 2004

* William B. Demeritt	Principal Financial Officer	January 7, 2004

* William B. Demeritt	Principal Accounting Officer	January 7, 2004

* William B. Demeritt	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

NISSEN UNIVERSAL HOLDINGS INC.

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* William B. Demeritt	Principal Executive Officer	January 7, 2004

* William B. Demeritt	Principal Financial Officer	January 7, 2004

* Francisco V. Puñal	Principal Accounting Officer	January 7, 2004

* Steven C. Barre	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

OUTDOOR PRODUCTS LLC

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* William B. Demeritt	Principal Executive Officer	January 7, 2004

* William B. Demeritt	Principal Financial Officer	January 7, 2004

* Francisco V. Puñal	Principal Accounting Officer	January 7, 2004

* Steven C. Barre	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

PH PROPERTY DEVELOPMENT COMPANY

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Thomas L. Green	Principal Executive Officer	January 7, 2004

* Thomas L. Green	Principal Financial Officer	January 7, 2004

* Thomas L. Green	Principal Accounting Officer	January 7, 2004

* Thomas L. Green	Director	January 7, 2004

* Jeffrey B. Park	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

PLC REALTY INC.

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Thomas L. Green	Principal Executive Officer	January 7, 2004

* Thomas L. Green	Principal Financial Officer	January 7, 2004

* Thomas L. Green	Principal Accounting Officer	January 7, 2004

* Jeffrey B. Park	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

REDMONT, INC.

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Donald C. Devine	Principal Executive Officer	January 7, 2004

* Jeffrey B. Park	Principal Financial Officer	January 7, 2004

* Jeffrey B. Park	Principal Accounting Officer	January 7, 2004

* Steven C. Barre	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

REXAIR HOLDINGS, INC.

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Jeffrey B. Park	Principal Executive Officer	January 7, 2004

* Jeffrey B. Park	Principal Financial Officer	January 7, 2004

* Francisco V. Puñal	Principal Accounting Officer	January 7, 2004

* Steven C. Barre	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

REXAIR, INC.

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Paul T. Vidovich	Principal Executive Officer	January 7, 2004

* Kenneth R. Elston	Principal Financial Officer	January 7, 2004

* Kenneth R. Elston	Principal Accounting Officer	January 7, 2004

* Steven C. Barre	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

SANITARY — DASH MANUFACTURING CO., INC.

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Edmund Krainski	Principal Executive Officer	January 7, 2004

* Edmund Krainski	Principal Financial Officer	January 7, 2004

* Edmund Krainski	Principal Accounting Officer	January 7, 2004

* Steven C. Barre	Director	January 7, 2004

* Jeffrey B. Park	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

SH 1 INC.

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* William B. Demeritt	Principal Executive Officer	January 7, 2004

* William B. Demeritt	Principal Financial Officer	January 7, 2004

* Francisco V. Puñal	Principal Accounting Officer	January 7, 2004

* Steven C. Barre	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

STRATEGIC CAPITAL MANAGEMENT, INC.

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* William B. Demeritt	Principal Executive Officer	January 7, 2004

* William B. Demeritt	Principal Financial Officer	January 7, 2004

* Francisco V. Puñal	Principal Accounting Officer	January 7, 2004

* Steven C. Barre	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

STRATEGIC MEMBERSHIP COMPANY

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* William B. Demeritt	Principal Executive Officer	January 7, 2004

* William B. Demeritt	Principal Financial Officer	January 7, 2004

* Francisco V. Puñal	Principal Accounting Officer	January 7, 2004

* Steven C. Barre	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

STREAMWOOD CORPORATION

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* William B. Demeritt	Principal Executive Officer	January 7, 2004

* William B. Demeritt	Principal Financial Officer	January 7, 2004

* Francisco V. Puñal	Principal Accounting Officer	January 7, 2004

* Steven C. Barre	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

SUNDANCE SPAS, INC.

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Donald C. Devine	Principal Executive Officer	January 7, 2004

* Jeffrey B. Park	Principal Financial Officer	January 7, 2004

* Jeffrey B. Park	Principal Accounting Officer	January 7, 2004

* Steven C. Barre	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

TA LIQUIDATION CORP.

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* William B. Demeritt	Principal Executive Officer	January 7, 2004

* William B. Demeritt	Principal Financial Officer	January 7, 2004

* Francisco V. Puñal	Principal Accounting Officer	January 7, 2004

* Steven C. Barre	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

TRIMFOOT CO.

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* William B. Demeritt	Principal Executive Officer	January 7, 2004

* William B. Demeritt	Principal Financial Officer	January 7, 2004

* Francisco V. Puñal	Principal Accounting Officer	January 7, 2004

* Steven C. Barre	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

TT LIQUIDATION CORP.

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* William B. Demeritt	Principal Executive Officer	January 7, 2004

* William B. Demeritt	Principal Financial Officer	January 7, 2004

* Francisco V. Puñal	Principal Accounting Officer	January 7, 2004

* Steven C. Barre	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

UGE LIQUIDATION INC.

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* William B. Demeritt	Principal Executive Officer	January 7, 2004

* William B. Demeritt	Principal Financial Officer	January 7, 2004

* Francisco V. Puñal	Principal Accounting Officer	January 7, 2004

* Steven C. Barre	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

USI AMERICAN HOLDINGS, INC.

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Jeffrey B. Park	Principal Executive Officer	January 7, 2004

* Jeffrey B. Park	Principal Financial Officer	January 7, 2004

* Francisco V. Puñal	Principal Accounting Officer	January 7, 2004

* Steven C. Barre	Director	January 7, 2004

* David H. Clarke	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

USI ATLANTIC CORP.

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* David H. Clarke	Principal Executive Officer	January 7, 2004

* Jeffrey B. Park	Principal Financial Officer	January 7, 2004

* Jeffrey B. Park	Principal Accounting Officer	January 7, 2004

* David H. Clarke	Director	January 7, 2004

* Brian C. Beazer	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

USI CAPITAL, INC.

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* William B. Demeritt	Principal Executive Officer	January 7, 2004

* Francisco V. Puñal	Principal Financial Officer	January 7, 2004

* Francisco V. Puñal	Principal Accounting Officer	January 7, 2004

* Steven C. Barre	Director	January 7, 2004

* William B. Demeritt	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

USI FUNDING, INC.

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* William B. Demeritt	Principal Executive Officer	January 7, 2004

* William B. Demeritt	Principal Financial Officer	January 7, 2004

* Francisco V. Puñal	Principal Accounting Officer	January 7, 2004

* Steven C. Barre	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

USI GLOBAL CORP.

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Patricia F. Genzel	Principal Executive Officer	January 7, 2004

* Patricia F. Genzel	Principal Financial Officer	January 7, 2004

* Patricia F. Genzel	Principal Accounting Officer	January 7, 2004

* Steven C. Barre	Director	January 7, 2004

* Tammy S. Bishop	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

USI PROPERTIES, INC.

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Thomas L. Green	Principal Executive Officer	January 7, 2004

* Thomas L. Green	Principal Financial Officer	January 7, 2004

* Thomas L. Green	Principal Accounting Officer	January 7, 2004

* Steven C. Barre	Director	January 7, 2004

* Thomas L. Green	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

USI REALTY CORP.

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Thomas L. Green	Principal Executive Officer	January 7, 2004

* Thomas L. Green	Principal Financial Officer	January 7, 2004

* Thomas L. Green	Principal Accounting Officer	January 7, 2004

* Steven C. Barre	Director	January 7, 2004

* Thomas L. Green	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

ZURCO, INC.

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* George Warren, Jr.	Principal Executive Officer	January 7, 2004

* Patricia F. Genzel	Principal Financial Officer	January 7, 2004

* Patricia F. Genzel	Principal Accounting Officer	January 7, 2004

* George Warren, Jr.	Director	January 7, 2004

* Patrick Donahue	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

ZURN (CAYMAN ISLANDS), INC.

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Steven C. Barre	Principal Executive Officer	January 7, 2004

* Steven C. Barre	Principal Financial Officer	January 7, 2004

* Steven C. Barre	Principal Accounting Officer	January 7, 2004

* Steven C. Barre	Director	January 7, 2004

* Jeffrey B. Park	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

ZURN CONSTRUCTORS, INC.

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Edmund Krainski	Principal Executive Officer	January 7, 2004

* Edmund Krainski	Principal Financial Officer	January 7, 2004

* Edmund Krainski	Principal Accounting Officer	January 7, 2004

* Steven C. Barre	Director	January 7, 2004

* Jeffrey B. Park	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

ZURN EPC SERVICES, INC.

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Edmund Krainski	Principal Executive Officer	January 7, 2004

* Edmund Krainski	Principal Financial Officer	January 7, 2004

* Edmund Krainski	Principal Accounting Officer	January 7, 2004

* Edmund Krainski	Director	January 7, 2004

* Steven C. Barre	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

ZURN INDUSTRIES, INC.

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Alex P. Marini	Principal Executive Officer	January 7, 2004

* Edmund Krainski	Principal Financial Officer	January 7, 2004

* Edmund Krainski	Principal Accounting Officer	January 7, 2004

* Donald C. Devine	Director	January 7, 2004

* Steven C. Barre	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

ZURN PEX, INC.

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Alex P. Marini	Principal Executive Officer	January 7, 2004

* Edmund Krainski	Principal Financial Officer	January 7, 2004

* Edmund Krainski	Principal Accounting Officer	January 7, 2004

* Alex P. Marini	Director	January 7, 2004

* Donald C. Devine	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on January 7, 2004.

ZURNACQ OF CALIFORNIA, INC.

By:	/s/ STEVEN C. BARRE

Steven C. Barre

Vice President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Edmund Krainski	Principal Executive Officer	January 7, 2004

* Edmund Krainski	Principal Financial Officer	January 7, 2004

* Edmund Krainski	Principal Accounting Officer	January 7, 2004

* Edmund Krainski	Director	January 7, 2004

* Jeffrey B. Park	Director	January 7, 2004

*By:/s/ STEVEN C. BARRE Steven C. Barre, Attorney-in-Fact

Exhibit No.	Document

3.1(a)	Form of Amended and Restated Certificate of Incorporation (filed as part of our Registration Statement No. 333-47101 on Form S-4 (the “1998 S-4”), as Appendix B-1 to the Joint Proxy Statement/Prospectus (the “Merger Proxy”) included therein)*
3.1(b)	Form of Certificate of Designations of Series A Junior Preferred Stock (filed as Exhibit (c) within the Rights Agreement filed as Exhibit (4) to our Report on Form 8-K filed October 16, 1998)*
3.2	Amended and Restated By-laws of our company (filed as Exhibit 3(ii) to the Form 10-Q filed Feb 16, 1999)*
4.1	Specimen form of certificate representing shares of Common Stock of U.S. Industries, Inc. (filed as Exhibit 4.1 to the Form 10 filed April 20, 1995 (the “Form 10”)*
4.2	Indenture dated July 15, 2003, between the Company as Issuer and Wilmington Trust Company as Trustee (filed as Exhibit 4.1 to our Report on Form 10-Q filed on August 12, 2003)*
4.3	Supplemental indenture dated as of October 16, 2003 among JBI Holdings Limited, the Subsidiary Guarantors and Wilmington Trust Company (filed as Exhibit 10.58 to the Form 10-K filed December 19, 2003)*
5	Opinion of Davis Polk & Wardwell with respect to the new notes and the guarantees
10.1	Subscription Agreement, dated May 31, 1995, between Hanson PLC and USI Atlantic (filed as Exhibit 10.10 to the 1995 10-K)*
10.2	Tax Sharing and Indemnification Agreement, dated May 30, 1995, among HM Anglo-American Ltd., HM Holdings, Inc., Endicott Johnson Corporation, Kidde Industries, Inc., HMB Holdings Inc., Kaiser Cement Corporation, Spartus Corporation, USI Atlantic and USIAH (filed as Exhibit 10.14 to the 1995 10-K)*
10.3	Tax Sharing and Indemnification Agreement, dated May 30, 1995, among HM Anglo-American Ltd., Quantum Chemical Corporation, Endicott Johnson Corporation, Spartus Corporation, USI Atlantic and USIAH (filed as Exhibit 10.15 to the 1995 10-K)*
10.4	Amended and Restated Securities Purchase Agreement, dated as of March 24, 2000, by and among U.S. Industries, Inc., JUSI Holdings, Inc., Strategic Industries, LLC and Automotive Interior Products LLC (filed as Exhibit 10.1 to our Report on Form 8-K filed April 10, 2000)*
10.5	Indemnification Agreement, dated as of March 24, 2000, by and among Strategic Industries, LLC, U.S. Industries, Inc. and JUSI Holdings, Inc. (filed as Exhibit 10.2 to our Report on Form 8-K filed April 10, 2000)*
10.6	Amended and Restated Subscription Agreement, dated as of March 24, 2000, by and among U.S. Industries, Inc., JUSI Holdings, Inc., Strategic Industries, LLC, Strategic Industries, Inc. and Automotive Interior Products LLC (filed as Exhibit 10.3 to our Report on Form 8-K filed April 10, 2000)*
10.7	Rexair Indemnification Agreement, dated as of March 24, 2000, by and among U.S. Industries, Inc., JUSI Holdings, Inc., Strategic Industries, LLC and Strategic Industries, Inc. (filed as Exhibit 10.4 to our Report on Form 8-K filed April 10, 2000)*
10.8	Amendment and Waiver dated as of February 16, 2001, by and among U.S. Industries, Inc., USI Global Corp., USI American Holdings, Inc., USI Atlantic Corp., Bank of America Securities, LLC, Bank of America Securities, LLC, Bank of America, N.A. and the several banks, financial institutions and other institutional lenders named therein (filed as Exhibit 10.1 to our Report on Form 10-Q filed May 15, 2001)*
10.9	Amendment dated as of February 16, 2001, by and among U.S. Industries, Inc., USI Global Corp., USI American Holdings, Inc., USI Atlantic Corp. and Bank of America, N.A. (filed as Exhibit 10.2 to our Report on Form 10-Q filed May 15, 2001)*
10.10(a)	Employment Agreement dated February 22, 1995 between our company and David H. Clarke (filed as Exhibit 10.9 to the Form 10)*

Exhibit No.	Document

10.10(b)	First Amendment, dated June 12, 1995, to the Employment Agreement dated February 22, 1995 between our company and David H. Clarke (filed as Exhibit 10.19(b) to the 1995 10-K)*
10.11(a)	Restated Employment Agreement dated June 17, 1998 between our company and Dorothy E. Sander (filed as Exhibit 10.8 to the 1998 10-K)*
10.11(b)	Amendment dated September 1, 1999 to the Employment Agreement between our company and Dorothy E. Sander (filed as Exhibit 10.17(b) to the Form 10-K filed December 24, 2002)*
10.12(a)	Employment Agreement by and between our company and Allan D. Weingarten, dated as of January 23, 2001 (filed as Exhibit 10.8 to the 10-Q filed May 15, 2001)*
10.12(b)	Amendment dated June 5, 2002 to the Employment Agreement between our company and Allan D. Weingarten (filed as Exhibit 10.18(b) to the Form 10-K filed December 24, 2002)*
10.13(a)	Employment Agreement by and between our company and Francisco V Puñal, dated as of December 15, 2000 (filed as Exhibit 10.9 to the 10-Q filed May 15, 2001)*
10.13(b)	Amendment dated May 1, 2001 to the Employment Agreement between our company and Francisco V. Puñal (filed as Exhibit 10.19(b) to the Form 10-K filed December 24, 2002)*
10.14	Letter Agreement dated July 23, 2001 by and between our company and James O’Leary amending the Restated Employment Agreement dated September 1, 1999 (filed as Exhibit 10.1 to the Form 10-Q filed August 17, 2001)*
10.15	Amended U.S. Industries, Inc. Stock Option Plan, as restated June 11, 1998 (filed as Exhibit 10.9 to the 1998 10-K)*
10.16	U.S. Industries, Inc. Supplemental Retirement Plan (filed as Exhibit 10.14 to the Form 10)*
10.17	U.S. Industries, Inc. Restricted Stock Plan, as restated June 11, 1998 (filed as Exhibit 10.11 to the 1998 10-K)*
10.18	U.S. Industries, Inc. Long-Term Incentive Plan (filed as Exhibit 10.15 to the Form 10)*
10.19	Agreement and Plan of Merger, dated February 16, 1998, among U.S. Industries, Inc., USI Atlantic, Zurn Industries, Inc. and certain other parties named therein (included as Appendix A-1 to the Merger Proxy)*
10.20	Rights Agreement dated as of October 15, 1998 between our company and the Chase Manhattan Bank, as Rights Agent (filed as Exhibit (4) to our Report on Form 8-K filed October 16, 1998)*
10.21	Employment Agreement, dated January 2, 2001 between our company and Alan Schutzman (filed as Exhibit 10.31 to the 2001 10-K)*
10.22	First Amendment, dated September 11, 2001 to the Employment Agreement dated January 2, 2001 between our company and Alan Schutzman (filed as Exhibit 10.32 to the 2001 10-K)*
10.23	Stock and Asset Purchase Agreement dated as of December 21, 2001, by and among JUSI Holdings, Inc., Spear & Jackson Plc, USI Global Corp., USI Canda Inc., U.S. Industries, Inc. and ATT Acquisition Co. (filed as Exhibit 10.33 to the 2001 10-K)*
10.24(a)	Employment Agreement, March 31, 2000, of Steven C. Barre (filed as Exhibit 10.12(a) to the 2000 10-K)*
10.24(b)	Letter Agreement, dated November 3, 2000 between our company and Steven C. Barre (filed as Exhibit 10.12(b) to the 2000 10-K)*
10.24(c)	First Amendment, dated September 11, 2001, to the Employment Agreement dated March 31, 2001 between our company and Steven C. Barre (filed as Exhibit 10.34(c) to the 2001 10-K)*
10.25	Amendment No. 1 to the Stock and Asset Purchase Agreement dated as of January 14, 2002 among JUSI Holdings, Inc., Spear & Jackson plc, USI Global Corp., USI Canada Inc., U.S. Industries, Inc. and ATT Acquisition Co (filed as Exhibit 2.2 of our Report on Form 8-K filed on January 18, 2002)*

Exhibit No.	Document

10.26	Securities Purchase Agreement dated as of January 15, 2002 among U.S. Industries, Inc., JUSI Holdings, Inc., USI Global Corp., Strategic Industries, Inc., Strategic Finance Company, as agent, Strategic Finance, LLC, as agent, and other parties listed on the signature pages thereto (filed as Exhibit 2.3 of our Report on Form 8-K filed on January 18, 2002)*
10.27	Securities Purchase Agreement dated as of January 15, 2002 among U.S. Industries, Inc., Strategic Membership Company and Citicorp Venture Capital Equity Partners, L.P. (filed as Exhibit 2.4 of our Report on Form 8-K filed on January 18, 2002)*
10.28	Stock and Asset Purchase Agreement dated as of March 19, 2002 among U.S. Industries, Inc., JUSI Holdings, Inc., USI Canada Inc. and Hubbell Incorporated (filed as Exhibit 2.1 of our Report on Form 8-K filed on May 10, 2002)*
10.29	Amendment No. 1 to Stock and Asset Purchase Agreement dated as of April 26, 2002 among JUSI Holdings, Inc. and Hubbell Incorporated (filed as Exhibit 2.2 of our Report on Form 8-K filed on May 10, 2002)*
10.30	Escrow Agreement dated as of April 26, 2002 among U.S. Industries, Inc., JUSI Holdings, Inc. and Hubbell Incorporated (filed as Exhibit 2.3 of our Report on Form 8-K filed on May 10, 2002)*
10.31	Tax Sharing and Indemnification Agreement effective as of March 19, 2002 among U.S. Industries, Inc., JUSI Holdings, Inc., USI Canada Inc. and Hubbell Incorporated (filed as Exhibit 2.4 of our Report on Form 8-K filed on May 10, 2002)*
10.32	Termination Agreement and General Release dated May 10, 2002 by and between our company and James O’Leary (filed as Exhibit 10.1 to our 10-Q filed August 13, 2002)*
10.33	Amendment dated June 5, 2002 to the employment agreement dated as of January 23, 2001 by and between U.S. Industries, Inc. and Allan D. Weingarten (filed as Exhibit 10.2 to our 10-Q filed August 13, 2002)*
10.34	Stock and Asset Purchase Agreement dated as of May 17, 2002 by and among U.S. Industries, Inc., Eljer Plumbingware, Inc., Selkirk, Inc., Selkirk Canada U.S.A., Inc., Selkirk Canada, Inc., Selkirk Acquisition Partners, L.P. and Tinicum Capital Partners, L.P (filed as Exhibit 10.4 to our 10-Q filed August 13, 2002)*
10.35(a)	Share Purchase Agreement dated as of August 2, 2002 among JUSI Holdings, Inc., U.S. Industries, Inc. and SiTeco Beteiligungs GmbH & Co KG (filed as Exhibit 2.1 to our Report on Form 8-K filed on October 24, 2002)*
10.35(b)	Amendment Agreement dated as of August 2, 2002 among JUSI Holdings, Inc., U.S. Industries, Inc. and SiTeco Beteilingungs GmbH & Co KG (filed as Exhibit 2.2 to our Report on Form 8-K filed on October 24, 2002)*
10.36(a)	Stock Purchase Agreement dated as of August 23, 2002 among USI Mayfair Limited and MegaPro Tools, Inc. and S and J Acquisition Corp. (filed as Exhibit 10.47(a) to the Form 10-K filed December 24, 2002)*
10.36(b)	Stockholders Agreement dated as of September 6, 2002 among MegaPro Tools, Inc. and the stockholders party thereto (filed as Exhibit 10.47(b) to the Form 10-K filed December 24, 2002)*
10.37	Standstill Agreement dated as of December 5, 2002 between U.S. Industries, Inc., and Southeastern Asset Management, Inc. Subsidiaries of U.S. Industries, Inc. (filed as Exhibit 10.48 to the Form 10-K filed December 24, 2002)*
10.38	Standstill Agreement dated as of December 5, 2002 between U.S. Industries, Inc. and Southeastern Asset Management, Inc. (filed as Exhibit 10.48 to the Form 10K filed December 24, 2002)*
10.39	Agreement and General Release dated February 21, 2003 by and between the Company and Dorothy E. Sander (filed as Exhibit 10.1 to the Form 10Q filed May 7, 2003)*
10.40	Registration Rights Agreement, dated July 15, 2003, among the Company, and Credit Suisse First Boston LLC, Fleet Securities, Inc., Banc One Capital Markets, Inc. and Jefferies & Company, Inc (filed as Exhibit 10.1 to the Form 10Q filed August 12, 2003)*

Exhibit No.	Document

10.41	Loan and Security Agreement dated July 15, 2003, among the Company and other subsidiaries of the Company as party thereto as Loan Parties, Fleet Capital Corporation, Fleet Securities, Inc., Credit Suisse First Boston, Bank One, NA and Silver Point Finance LLC (filed as Exhibit 10.2 to the Form 10Q filed August 12, 2003)*
10.42	Guaranty Agreement, dated July 15, 2003, among the Company and other subsidiaries of the Company as party thereto as Guarantors, Fleet Capital Corporation and Various Banks named therein (filed as Exhibit 10.3 to the Form 10Q filed August 12, 2003)*
10.43	Pledge Agreement, dated July 15, 2003, among the Company and other subsidiaries of the Company as party thereto as Pledgors, Fleet Capital Corporation and Various Banks named therein (filed as Exhibit 10.4 to the Form 10Q filed August 12, 2003)*
10.44	Intercreditor Agreement, dated July 15, 2003, by and among the Company and other subsidiaries of the Company as party thereto, Fleet Capital Corporation and Various Banks named therein and Wilmington Trust Company (filed as Exhibit 10.5 to the Form 10Q filed August 12, 2003)*
10.45	Class A Collateral Agreement, dated July 15, 2003, among the Company and other subsidiaries of the Company as party thereto as Grantors and Wilmington Trust Company as Collateral Agent (filed as Exhibit 10.6 to the Form 10Q filed August 12, 2003)*
10.46	Class B Collateral Agreement, dated July 15, 2003, among the Company and other subsidiaries of the Company as party thereto as Grantors and Wilmington Trust Company as Collateral Agent (filed as Exhibit 10.7 to the Form 10Q filed August 12, 2003)*
10.47	Class B Pledge Agreement, dated July 15, 2003, among the Company and other subsidiaries of the Company as party thereto as Pledgors and Wilmington Trust Company as Collateral Agent (filed as Exhibit 10.8 to the Form 10Q filed August 12, 2003)*
10.48	Collateral Agency Agreement, dated July 15, 2003, among the Company and other subsidiaries of the Company as party thereto, the Representatives and Unrepresented Holders as party thereto and Wilmington Trust Company, as Trustee and as Collateral Agent (filed as Exhibit 10.9 to the Form 10Q filed August 12, 2003)*
10.49	Employment Agreement by and between the Company and Donald C. Devine dated April 21, 2003 (filed as Exhibit 10.10 to the Form 10Q filed August 12, 2003)*
10.50	Employment Agreement by and between the Company and Jeffrey B. Park dated April 21, 2003 (filed as Exhibit 10.11 to the Form 10Q filed August 12, 2003)*
10.51	Charge over Shares Agreement between Jacuzzi Brands, Inc. and Fleet Capital Corporation dated Oct. 16, 2003 (filed as Exhibit 10.51 to the Form 10-K filed December 19, 2003)*
10.52	Charge over Shares Agreement between Jacuzzi Brands, Inc. and Wilmington Trust Company dated Oct. 16. 2003 (filed as Exhibit 10.52 to the Form 10-K filed December 19, 2003)*
10.53	First Amendment to Loan and Security Agreement among Jacuzzi Brands, Inc., the other borrowers named on the signature page thereto, Fleet Capital Corporation, Silver Point Finance LLC, the Revolving Credit Lenders named therein, and the Term Loan B Lenders named therein dated Oct. 10, 2003 (filed as Exhibit 10.53 to the Form 10-K filed December 19, 2003)*
10.54	Supplement and First Amendment to Pledge Agreement among JBI Holdings Limited, the Pledgors party to the Pledge Agreement and Fleet Capital Corporation dated Oct. 16, 2003 (filed as Exhibit 10.54 to the Form 10-K filed December 19, 2003)*
10.55	Supplement to Guaranty and Guarantor Security Agreement between JBI Holdings Limited and Fleet Capital Corporation dated Oct. 16, 2003 (filed as Exhibit 10.55 to the Form 10-K filed December 19, 2003)*
10.56	Supplement and First Amendment to Class B Pledge Agreement among JBI Holdings Limited, the Pledgors party to the Class B Pledge Agreement and Wilmington Trust Company dated Oct. 16, 2003 (filed as Exhibit 10.56 to the Form 10-K filed December 19, 2003)*

Exhibit No.	Document

10.57	Supplement to Class B Collateral Agreement among JBI Holdings Limited, the Grantors party to the Class B Collateral Agreement and Wilmington Trust Company dated Oct. 16, 2003 (filed as Exhibit 10.57 to the Form 10-K filed December 19, 2003)*
12.1	Computation of Ratio of Earnings to Fixed Charges**
21.1	Subsidiaries of the Company (filed as Exhibit 21.1 to the Form 10-K filed December 19, 2003)*
23.1	Consent of Independent Certified Public Accountants**
24.1	Power of Attorney for the various subsidiary guarantors
24.2	Power of Attorney for the various subsidiary guarantors
24.3	Power of Attorney for the various subsidiary guarantors
25.1	Statement of Eligibility of Wilmington Trust Company, as Trustee, on Form T-1.**
99.1	Form of Letter of Transmittal**
99.2	Form of Notice of Guaranteed Delivery**
99.3	Form of Letter to Clients**
99.4	Form of Letter to Nominees**
99.5	Form of Instructions to Registered Holder and/or Book-Entry Transfer Participant from Owner**

*	Incorporated by reference.

**	Filed previously.